Oppenheimer Capital Income Fund

Oppenheimer Equity Fund

Oppenheimer Main Street Select Fund®

Oppenheimer Portfolio Series: Active Allocation Fund

Oppenheimer Portfolio Series: Conservative Investor Fund

Oppenheimer Portfolio Series: Equity Investor Fund

Oppenheimer Portfolio Series: Moderate Investor Fund

Oppenheimer Select Value Fund

Supplement dated December 6, 2013 to the Summary Prospectus

This supplement amends the Summary Prospectus of each of the above referenced funds (each, a “Fund”), and is in addition to any other supplement(s).

Effective February 3, 2014:

1.	The first paragraph in the section titled “Purchase and Sale of Fund Shares” is deleted in its entirety and replaced by the following:

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount.

Effective July 1, 2014:

2.	All references to Class N are deleted and replaced with references to Class R, in connection with the re-naming of Class N as Class R.

3.	In the table titled “Shareholder Fees (fees paid directly from your investment)”, the Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds) for Class R is “None.”

December 6, 2013	PS0000.094

OPPENHEIMER SELECT VALUE FUND

Supplement dated September 30, 2013 to the

Summary Prospectus dated August 28, 2013

Important Notice Regarding Change in Investment Policy

This supplement amends the Oppenheimer Select Value Fund (the "Fund") summary prospectus (the "Summary Prospectus") dated August 28, 2013, and is in addition to any other supplements.

Effective as of December 11, 2013:

1. The Fund will change its name to "Oppenheimer Dividend Opportunity Fund." All references to “Oppenheimer Select Value Fund” are replaced by references to “Oppenheimer Dividend Opportunity Fund.”

2. The section titled “Investment Objective,” on page 1, is deleted in its entirety and replaced by the following:

Investment Objective. The Fund seeks total return.

3. The section titled "Principal Investment Strategies," beginning on page 2, is deleted in its entirety and replaced by the following:

Principal Investment Strategies. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend paying stocks. The Fund invests primarily in common stocks of U.S. companies that the portfolio manager believes are undervalued. The Fund may invest up to 35% of its total assets in equity securities of foreign issuers and may invest up to 10% of its total assets in equity securities of companies located in developing or emerging market countries. The Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.

The portfolio manager uses a value investing style to seek securities that are undervalued in the marketplace. Value investing uses fundamental analysis to seek companies whose intrinsic value is greater than the current price of their securities. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. The Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth.

The Fund uses fundamental analysis of individual issuers to construct a portfolio of securities based on company-level considerations. This is called a "bottom-up approach." The portfolio manager currently focuses on the following factors:

  analysis of a company’s ability to establish, maintain, or grow its dividend, analysis of a company's financial statements,
  analysis of future earnings potential,
  the current value of company assets,
  estimates of borrowing requirements and debt maturity schedules, present and anticipated cash flows and allocation of capital, new product or business line developments,
  supply and demand conditions for key products,
  long-term sales potential,
  operations and industry position, and
  management structure and expertise.

The portfolio manager also monitors individual issuers for changes in their business fundamentals or prospects that could trigger a decision to sell a security. The portfolio manager may consider selling a stock for one or more of the following reasons:

  the stock is approaching its price target,
  the company's fundamentals are deteriorating, or
  alternative investment opportunities are more attractive.

These factors may change over time and not all factors are relevant for every purchase or sale of an individual security.

4. The following risk is added to the section titled ”Principal Risks,” on page 2:

Dividend Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. High-dividend stocks may not experience high earnings growth or capital appreciation. The Fund's performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

5. The section titled "Who is the Fund Designed For?,” on page 3, is deleted in its entirety and replaced by the following:

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking total return. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund focusing on stock investments. Since the Fund’s income level will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program. You should carefully consider your investment goals and risk tolerance before investing in the Fund.

September 30, 2013	PS0600.018

Oppenheimer Select Value Fund Summary Prospectus August 28, 2013
NYSE Ticker Symbols
Class A	OSVAX
Class B	OSVBX
Class C	OSCVX
Class N	OSVNX
Class Y	OSVYX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/SelectValueFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated August 28, 2013, and through page 48 of its most recent Annual Report, dated April 30, 2013, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/SelectValueFund. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 12 of the prospectus and in the sections "How to Buy Shares" beginning on page 54 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class N	Class Y
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None

Annual Fund Operating Expenses[1] (expenses that you pay as a percentage of of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.24%	1.00%	1.00%	0.49%	None
Other Expenses	0.24%	0.24%	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.23%	1.99%	1.99%	1.48%	0.99%
  Expenses have been restated to reflect current fees.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$694	$945	$1,216	$1,987	$694	$945	$1,216	$1,987
Class B	$704	$931	$1,283	$1,957	$204	$631	$1,083	$1,957
Class C	$304	$631	$1,083	$2,339	$204	$631	$1,083	$2,339
Class N	$252	$471	$814	$1,781	$152	$471	$814	$1,781
Class Y	$101	$317	$550	$1,219	$101	$317	$550	$1,219

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 140% of the average value of its portfolio.

Principal Investment Strategies.  The Fund invests primarily in common stocks of U.S. companies that the portfolio manager believes are undervalued. The Fund may invest up to 35% of its total assets in equity securities of foreign issuers and may invest up to 10% of its total assets in equity securities of companies located in developing or emerging market countries. The Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.

The portfolio manager uses a value investing style to seek securities that are undervalued in the marketplace. Value investing uses fundamental analysis to seek companies whose intrinsic value is greater than the current price of their securities. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. The Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth.

The Fund uses fundamental analysis of individual issuers to construct a portfolio of securities based on company-level considerations. This is called a "bottom-up approach." The portfolio manager currently focuses on the following factors:

  analysis of a company's financial statements,

  analysis of future earnings potential,

  the current value of company assets,

  estimates of borrowing requirements and debt maturity schedules,

  present and anticipated cash flows and allocation of capital,

  new product or business line developments,

  supply and demand conditions for key products,

  long-term sales potential,

  operations and industry position, and

  management structure and expertise.

The portfolio manager also monitors individual issuers for changes in their business fundamentals or prospects that could trigger a decision to sell a security. The portfolio manager may consider selling a stock for one or more of the following reasons:

  the stock is approaching its price target,

  the company's fundamentals are deteriorating, or

  alternative investment opportunities are more attractive.

These factors may change over time and not all factors are relevant for every purchase or sale of an individual security.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.
     The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

At times, the Fund may emphasize investments in a particular industry or economic or market sector. To the extent that the Fund increases its emphasis on investments in a particular industry or sector, the value of its investments may fluctuate more in response to events affecting that industry or sector, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others.

Main Risks of Small- and Mid-Sized Companies. The stock prices of small- and mid-sized companies may be more volatile and their securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or provide capital gains for some time, if at all.

Main Risks of Value Investing. Value investing entails the risk that if the market does not recognize that the Fund's securities are undervalued, the prices of those securities might not appreciate as anticipated. A value approach could also result in fewer investments that increase rapidly during times of market gains and could cause the Fund to underperform funds that use a growth or non-value approach to investing. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Time-Zone Arbitrage. The Fund may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If the Fund invests a significant amount of its assets in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the Fund's net asset value is calculated.  If such time-zone arbitrage were successful, it might dilute the interests of other shareholders.  The Fund's use of "fair value pricing" to adjust certain market prices of foreign securities may help deter those activities.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking capital appreciation. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund focusing on stock investments. Since the Fund does not seek income and its income from investments will likely be small, it is not designed for investors needing current income. The Fund is not a complete investment program. You should carefully consider your investment goals and risk tolerance before investing.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance (for Class A shares) from year to year and by showing how the Fund's average annual returns for 1 year, 5 years, and 10 years (or life of class, if less) compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
https://www.oppenheimerfunds.com/fund/SelectValueFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 21.48% (2nd Qtr 09) and the lowest return for a calendar quarter was -31.52% (4th Qtr 08).  For the period from January 1, 2013 to June 30, 2013, the cumulative return before sales charges and taxes was 9.49%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 11/26/02)
Return Before Taxes	5.26%	(3.44%)	6.44%
Return After Taxes on Distributions	5.16%	(3.57%)	5.92%
Return After Taxes on Distributions and Sale of Fund Shares	3.54%	(2.93%)	5.43%
Class B Shares (inception 02/27/04)	5.73%	(3.51%)	2.86%
Class C Shares (inception 02/27/04)	9.78%	(3.07%)	2.63%
Class N Shares (inception 02/27/04)	10.45%	(2.55%)	3.16%
Class Y Shares (inception 02/27/04)	12.21%	(1.87%)	3.86%
Russell 3000 Value Index	17.55%	0.83%	7.54%
(reflects no deduction for fees, expenses or taxes)			4.82%*
S&P 500 Index	16.00%	1.66%	7.10%
(reflects no deduction for fees, expenses or taxes)			4.65%*

*  From 2/29/04

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Manager.  Laton Spahr, CFA, has been a Vice President and portfolio manager of the Fund since March 2013.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Class B shares are no longer offered for new purchases. Any investments for existing Class B share accounts will be made in Class A shares of Oppenheimer Money Market Fund.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Select Value Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/SelectValueFund. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
The Fund's shares are distributed by OppenheimerFunds Distributor, Inc.
PR0600.001.0813